U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2019 (January 29, 2019)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	333-148987	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

19 W. Flagler St., Suite 902

Miami, FL

(Address of principal executive offices)

33130

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

Cuentas Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 29, 2019, United States Bankruptcy Court Southern District of Florida Miami Division approved a plan whereby Cuentas Inc. would be able to reduce a debt of $3 million by paying $600,000 to a specific creditor.

On January 30, 2019, United States Bankruptcy Court Southern District of Florida Miami Division approved a Plan of Reorganization for Next Communications, Inc., an independent company controlled and/or owned by individuals that either are significant owners (10% or greater) in Cuentas and/or are officers in Cuentas, Inc.

ORDER GRANTING DEBTOR’S ORE TENUS MOTION TO APPROVE COMPROMISE OF $3.0 MILLION RECEIVABLE DUE FROM NEXT GROUP HOLDINGS INC.

THIS MATTER came before the Court for hearing on January 22, 2019 at 1:30 p.m. upon the Debtor’s ore tenus Motion to Approve Compromise of the $3.0 million receivable due to the Debtor from Next Group Holdings, Inc. (“NGH), an affiliate of the Debtor through partial common ownership. For the reasons proffered on the record by Arik Maimon, the Chief Operating Officer for the Debtor, received without objection, the compromise will allow NGH to fund the $600,000 payment to the Debtor and to further grow NGH operations, the compromise will not affect the distributions to Classes 2 and 3 under the Plan, and will allow the Debtor to fund the settlement payment to 100 NWT as amended under the Plan.

Accordingly, it is ORDERED that:

1. The ore tenus Motion is GRANTED.

2. The Debtor is authorized to compromise the $3.0 million receivable due to the Debtor from NGH as follows:

a.	On or before 90 days from entry of the Order, NGH shall deposit $600,000.00 in cleared funds into the trust account of counsel for the Debtor. Upon receipt, $550,000 shall be promptly disbursed by counsel for the Debtor to the trust account of Genovese Joblove Battista, counsel for 100 NWT, and the remaining $50,000.00 shall be retained to be used as needed to fund the Plan or administrative expenses including deferred fees of counsel for the Debtor.

b.	Upon written confirmation from counsel for the Debtor to NGH and counsel for 100 NWT that the $600,000.00 has been deposited in cleared funds in the trust account, the $3.0 million receivable due from NGH to the Debtor shall be satisfied and extinguished in full without further Order of the Court. At such time, the Debtor is authorized to execute an appropriate release to NGH of all indebtedness.

In re: NEXT COMMUNICATIONS, INC. (Debtor), Case No. 16-26776-RAM Chapter 11

On January 30, 2019, United States Bankruptcy Court Southern District of Florida Miami Division approved the ORDER CONFIRMING DEBTOR’S SECOND AMENDED PLAN OF REORGANIZATION AND SETTING POST-CONFIRMATION HEARING

A copy of this Order is included as it completes the reorganization of Next Communications, Inc. and provides the vehicle by which Cuentas can reduce its debt by a net $2.4 million.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	ORDER GRANTING DEBTOR’S ORE TENUS MOTION TO APPROVE COMPROMISE OF $3.0 MILLION RECEIVABLE DUE FROM NEXT GROUP HOLDINGS INC.

10.2	ORDER CONFIRMING DEBTOR’S SECOND AMENDED PLAN OF REORGANIZATION AND SETTING POST-CONFIRMATION HEARING

99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: February 4, 2019	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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